Exhibit 99.1

FOR IMMEDIATE RELEASE

CLEARSIGN COMBUSTION CORPORATION

TO PRESENT AT MIDWEST IDEAS INVESTOR CONFERENCE

SEATTLE, WA – AUGUST 16, 2012 - ClearSign Combustion Corporation (Nasdaq: CLIR), an emerging leader in combustion and emissions control technology for industrial, commercial and utility markets, today announced that Chairman and CEO, Rick Rutkowski, will present at the Midwest IDEAS Investor Conference on Tuesday, August 28, 2012 at the University of Chicago's Gleacher Center in Chicago, IL. ClearSign's presentation is scheduled to begin at 4:15 PM. The presentation will be webcast live and may be accessed at the conference website, www.ideasconferences.com

The mission of the IDEAS Conferences is to provide independent regional venues for quality companies to present their investment merits to an influential audience of investment professionals. Unlike traditional bank-sponsored events, IDEAS Investor Conferences are sponsored directly by money management firms for the benefit of regional investment communities. The IDEAS Investor Conferences are held annually in Boston, Chicago and Dallas.

“We are excited, following our successful IPO in April, to share the ClearSign Combustion story with a broader audience of investors and increase awareness within the investment community,” said ClearSign CEO, Rick Rutkowski. “We are delighted to have been selected to present at the Midwest IDEAS Conference.

“Combustion-driven thermal processes account for roughly two-thirds of global energy consumption and production,” Rutkowski continued. “We believe that ClearSign’s innovative Electrodynamic Combustion Control™ (ECC™) technology offers significant advantages in the design of industrial and utility scale combustion systems. We are developing powerful new combustion control techniques that we believe may improve energy efficiency, and increase process throughput while significantly improving the economics of air pollution control and industrial production.

“According to the McIlvaine Company, the market for air pollution control was estimated to be just under $42 billion last year. We hope to provide insight into the market opportunity facing ClearSign, and the advantages of our novel approach to combustion systems design. We will also highlight key elements of our strategy and the milestones that lie ahead on our path to commercialization and will report on recent achievements.”

For further information about ClearSign, including our calendar of upcoming events and a recent feature article in Forbes Magazine, please visit www.clearsigncombustion.com or text "CLIR" to 90210.

About ClearSign Combustion Corporation

ClearSign Combustion Corporation designs and develops technologies that aim to improve key performance characteristics of combustion systems including energy efficiency, emissions control, and fuel flexibility and overall cost effectiveness. Our Electrodynamic Combustion Control™ (ECC™) platform technology improves control of flame shape and heat transfer and optimizes the complex chemical reactions that occur during combustion in order to minimize harmful emissions. For more information about the Company, please visit www.clearsigncombustion.com

Cautionary note on forward-looking statements

This press release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events that are based on management's belief, as well as assumptions made by, and information currently available to, management. While we believe that our expectations are based upon reasonable assumptions, there can be no assurances that our goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect our actual results and may cause results to differ materially from those expressed in forward-looking statements made by us or on our behalf. Some of these factors include the acceptance of existing and future products, the impact of competitive products and pricing, general business and economic conditions, and other factors detailed in our Quarterly Report on Form 10-Q and other periodic reports filed with the SEC. We specifically disclaim any obligation to update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

CONTACT:

Media Contact:

Dennis S. Dobson, Jr.,

(203) 258-0159

Investor Relations

(206) 538-2732

investors@clearsigncombustion.com